Consolidated Balance Sheets (Parenthetical) - $ / shares	Sep. 30, 2019	Dec. 31, 2018
Common Stock, Shares Authorized	1,500	1,500
Common Stock, Shares, Issued	1	1
Common stock, shares outstanding	1	1
THE DAYTON POWER AND LIGHT COMPANY [Member]
Common Stock, Shares Authorized		50,000,000
Common stock, shares outstanding		41,172,173
Common stock, par value (in USD per share)	$ 0.01	$ 0.01